UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 12, 2021

HIREQUEST, INC.
(Exact name of registrant as specified in its Charter)

Delaware	000-53088	91-2079472
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 Springhall Drive, Goose Creek, SC	29445
(Address of Principal Executive Offices)	(Zip Code)

(843) 723-7400
(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value	HQI	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01
Entry into a Material Definitive Agreement
On February 12, 2021, HQ Link Corporation ("HQ Link"), a wholly-owned subsidiary of HireQuest, Inc. (the "Company"), entered into a definitive Asset Purchase Agreement (the "Purchase Agreement") with Link Staffing Services Corporation, Franlink, Inc., and Stafflink, Inc. (collectively, the "Sellers").

Pursuant to the Purchase Agreement, HQ Link will acquire Sellers' franchise relaionships and certain other assets and will assume certain liabilities of the Sellers (such acquisition and assumption, the "Transaction"), for a purchase price of approximately $11.1 million (the "Purchase Price").

Consummation of the Transaction is subject to the satisfaction or waiver of customary closing conditions including, without limitation, the accuracy of each party's representations and warranties (subject to a limitation that inaccuracies amount in the aggregate to a Material Adverse Effect as defined in the Purchase Agreement), the performance by each party in all material respects of their obligations under the Purchase Agreement, the delivery by each party of standard documents, certificates, and resolutions authorizing and evidencing the Transaction, and obtaining certain consents and approvals. In addition the Sellers shall have satisfied, either through forgiveness, appropriate escrow, payment or any combination, all amounts borrowed pursuant to the Paycheck Protection Program. The Transaction will be financed with cash-on-hand and a credit facility with Truist Bank and is not subject to any financing condition. Subject to the satisfaction or waiver of the conditions above, the closing of the Transaction is expected to occur by March 31, 2021.

The Purchase Agreement contains customary representations, warranties, covenants, and termination rights. Upon signing, HQ Link placed $1.5 million in escrow which will be credited against the Purchase Price at closing or paid to the Sellers if HQ Link or Sellers terminate the Purchase Agreement pursuant to certain provisions. The parties have agreed to customary indemnification rights subject to certain deductibles and caps.

The foregoing description of the Purchase Agreement and the Transaction does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, a copy of which is filed as Exhibit 2.1 hereto and is incorporated herein by reference. The representations, warranties, and covenants made by the parties in the Purchase Agreement: (a) were made solely for the benefit of the parties to the Purchase Agreement; (b) are subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosure schedules; (c) may have been made for the purposes of allocating contractual risk between the parties to the Purchase Agreement instead of establishing matters as facts; and (d) are subject to the standards of materiality applicable to the contracting parties that may differ from those applicable to investors. Investors should not rely on any representations, warranties, or covenants contained in the Purchase Agreement, or any descriptions thereof, as characterizations of the actual state of facts or conditions of the Company, HQ Link, or the Sellers or any of their respective subsidiaries or affiliates. Information concerning the subject matter of any such representations, warranties, and covenants may change after the date of the Purchase Agreement. Accordingly, investors should read the representations and warranties in the Purchase Agreement not in isolation, but only in conjunction with the other information about the Company that it includes in reports, statements, and other filings it makes with the Securities and Exchange Commission ("SEC").

Item 7.01
Regulation FD Disclosure
Also on February 12, 2021, the Board of Directors of the Company declared a quarterly cash dividend of $0.05 per share of common stock expected to be paid on March 15, 2021 to stockholders of record as of March 1, 2021 (the "Dividend").

On February 16, 2021, the Company issued a press release announcing the Transaction and the Dividend. A copy of the press release is attached hereto as Exhibit 99.1.

The information contained in Exhibit 99.1 is furnished pursuant to Item 7.01 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended (the "Securities Act"). In addition, the information included in Exhibit 99.1 shall not be deemed to have been incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference into such filing. The furnishing of this information hereby shall not be deemed an admission as to the materiality of such information.

 Item 9.01
Financial Statements and Exhibits

(d)
Exhibits

2.1           Asset Purchase Agreement dated February 12, 2021 between and among LINK Staffing Services Corporation, Franlink, Inc., Stafflink, Inc., and HQ Link Corporation

99.1         Press Release dated February 16, 2021 (furnished only)

Cautionary Note Regarding Forward Looking Statements

This Current Report on Form 8-K and the Exhibits attached hereto and furnished herewith, contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including statements regarding the Purchase Agreement, the acquisition of certain assets of the Sellers, the acquisition of certain assets from Snelling Staffing, and the expected benefits from such Transactions including the increased ability to attract franchisees or national accounts, increased earnings and revenue, and the effects of expanded scale. All statements other than statements of historical facts contained herein and therein, including the statements identified in the preceding sentence and other statements regarding our future financial position and results of operations, liquidity, business strategy, and plans and objectives of management for future operations, are forward-looking statements. The words “expect,” “intend,” “anticipate,” “will,” “believe,” “may,” “estimate,” “continue,” “should,” “plan,” “could,” “target,” “potential,” “is likely,” and similar expressions as they relate to the Company, HQ Link, the Sellers, or the Snelling entities are intended to identify forward-looking statements. We have based these forward-looking statements largely on management’s expectations and projections regarding future events and financial trends that we believe may affect our financial condition, operating performance, business strategy, and financial needs. These forward-looking statements involve a number of risks and uncertainties.

Important factors that could cause actual results to differ materially from these forward-looking statements include: the possibility that the asset acquisitions will not close including without limitation, due to the failure to satisfy any closing conditions; the possibility that the anticipated benefits of the asset acquisitions will not be realized or will not be realized within the expected time period; the risk that Sellers' business or Snelling's business may not be integrated successfully and disruption from the acquisitions may make it more difficult to maintain business and operational relationships; and several other factors.

Further information on risks we face is detailed in our filings with the Securities and Exchange Commission, including our Form 10-K for the fiscal year ended December 31, 2019, our quarterly reports on Form 10-Q filed since that date, and will be contained in our SEC filings in connection with this acquisition and the Snelling acquisition. Any forward-looking statement made by us herein speaks only as of the date on which it is made. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. The Company undertakes no obligations to publicly update any forward-looking statements, whether as a result of new information, future developments or otherwise, except as may otherwise be required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

HIREQUEST, INC.
(Registrant)

Date: February 16, 2021	/s/ John McAnnar
John McAnnar
Chief Legal Officer